                                                                    Exhibit 99.2


UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On June 9, 2003 ESS Technology, Inc., a California corporation ("ESS"), acquired Pictos Technologies, Inc., a Delaware corporation ("Pictos"), for $27 million in cash pursuant to the Agreement and Plan of Merger dated June 9, 2003 (the "Merger Agreement"), by and among ESS, Pictos, and Pictos Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of ESS ("Merger Sub"). ESS consummated the merger of Merger Sub with and into Pictos (the "Merger"). As a result of the Merger, Pictos became a direct, wholly-owned subsidiary of ESS. The following unaudited pro forma condensed combined financial statements are presented to illustrate the effects of the Merger on the historical operating results of ESS and Pictos using the purchase method of accounting in accordance with generally accepted accounting principles in the United States of America. The unaudited pro forma condensed combined financial statements are based upon the historical financial statements of the respective companies. The unaudited pro forma condensed combined balance sheet as of June 30, 2003, illustrating the effects of the Merger as of the most recent interim date, is included in the Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2003 filed with the Securities and Exchange Commission on August 14, 2003 and therefore omitted from this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 assumes the Merger took place as of January 1, 2002 and combines ESS' consolidated statement of operations for the year ended December 31, 2002 and Pictos' consolidated statement of operations for the year ended December 27, 2002.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2003 assumes the Merger took place as of January 1, 2002 and combines ESS' unaudited condensed consolidated statement of operations for the three months ended March 31, 2003 and Pictos' unaudited condensed consolidated statement of operations for the three months ended March 28, 2003.

The unaudited pro forma statements include adjustments to reflect the purchase price consideration (which included cash of $27.0 million and $417,000 of transaction costs directly associated with the Merger) and the acquired assets and liabilities of Pictos. The allocation of the Merger Consideration is based on an appraisal of the fair value of Pictos' tangible assets acquired, liabilities assumed, identifiable intangible assets and goodwill at the time of the consummation of the Merger.

The pro forma statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of ESS would have been had the Merger occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of ESS included in its Quarterly and Annual Reports on Forms 10-Q and 10-K and the historical consolidated financial statements and related notes thereto of Pictos included in this Current Report on Form 8-K/A.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                         Year Ended December 31, 2002
                                                                 Historical                            Pro Forma
                                                          ESS                 Pictos        Adjustments       Combined
                                                       -----------        -----------       ----------       ----------
Statement of Operations Data:
Net revenues                                            $ 273,442            $ 4,021                         $ 277,463
Cost of revenues                                          176,454              3,963            1,200  (1)     181,617
                                                       -----------        ----------        ---------        ---------
Gross profit                                               96,988                 58           (1,200)          95,846
Operating expenses:
  Research and development                                 26,964              6,833                            33,797
  Selling, general and administrative                      34,170              8,425            1,820  (1)      44,415
  Amortization of other intangible assets                                        817             (817) (2)
  In-process research and development                                          2,900           (2,900) (3)
  Loss on disposal of fixed assets                                               107                               107
                                                       -----------        ----------        ---------        ---------
     Total operating expenses                              61,134             19,082           (1,897)          78,319

Operating income (loss)                                    35,854            (19,024)             697           17,527
Nonoperating income, net                                    2,407              1,516                             3,923
                                                       ----------         ----------        ---------        ---------
Income (loss) before income taxes                          38,261            (17,508)             697           21,450
Provision for (benefit from) income taxes                     984                 --           (1,238) (4)        (254)
                                                       ----------         ----------        ---------        ---------
Net income (loss)                                        $ 37,277          $ (17,508)         $ 1,935         $ 21,704
                                                       ==========         ==========        =========        =========
Net income (loss) per share - basic                        $ 0.85                                             $   0.49
                                                       ==========                                            =========
Net income (loss) per share - diluted                      $ 0.80                                             $   0.46
                                                       ==========                                            =========
Shares - basic                                             44,044                                               44,044
                                                       ==========                                            =========
Shares - diluted                                           46,731                                               46,731
                                                       ==========                                            =========

See accompanying notes to unaudited pro forma condensed combined financial information.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               Three Months Ended March 31, 2003

                                                        Historical                           Pro Forma

                                                   ESS             Pictos         Adjustments         Combined
                                                 --------         --------         --------         --------
Statement of Operations Data:
Net revenues                                     $ 33,151         $  1,268                          $ 34,419
Cost of revenues                                   23,376            1,156              300 (1)       24,832
                                                 --------         --------         --------         --------
Gross profit                                        9,775              112             (300)           9,587
Operating expenses:
  Research and development                          6,256            2,968                             9,224
  Selling, general and administrative               6,674            2,060              368 (1)        9,102
  Amortization of other intangible assets                              408             (408)(2)           --
                                                 --------         --------         --------         --------
     Total operating expenses                      12,930            5,436              (40)          18,326
Operating income (loss)                            (3,155)          (5,324)            (260)          (8,739)
Nonoperating income, net                              944              105                             1,049
                                                 --------         --------         --------         --------
Income (loss) before income taxes                  (2,211)          (5,219)            (260)          (7,690)
Benefit from income taxes                             (98)              --             (294)(4)         (372)
                                                 --------         --------         --------         --------
Net income (loss)                                $ (2,113)        $ (5,219)        $     14         $ (7,318)
                                                 ========         ========         ========         ========

Net income (loss) per share - basic               $  (0.05)                                         $  (0.18)
                                                  ========                                          ========
Net income (loss) per share - diluted             $  (0.05)                                         $  (0.18)
                                                  ========                                          ========
Shares - basic                                      41,662                                            41,662
                                                  ========                                          ========
Shares - diluted                                    41,662                                            41,662
                                                  ========                                          ========


See accompanying notes to unaudited pro forma condensed combined financial information.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.  BASIS OF PRO FORMA PRESENTATION

      On June 9, 2003, ESS acquired 100% of the outstanding shares of Pictos Technologies, Inc., a Delaware corporation ("Pictos") for $27.0 million in cash. Pictos, a privately held company based in Newport Beach, CA, designs, manufactures and markets digital imaging semiconductor products. The acquisition expands ESS' product lines in the digital imaging consumer electronics market with advanced CMOS sensor and image processor solutions for digital still cameras and cellular camera phones. The acquisition was accounted for as a purchase combination under SFAS No. 141, "Business combination,". Accordingly, the estimated fair value of assets acquired and liabilities assumed were included in ESS' condensed consolidated balance sheet as of June 9, 2003, the effective date of the purchase. The results of operations are included in ESS' condensed consolidated results of operations as of and since the effective date of the purchase. There were no significant differences between the accounting policies of ESS and Pictos.

      ESS allocated the purchase price of $27.0 million and $417,000 of legal and other professional expenses directly associated with the acquisition as follows based on the fair values of the assets acquired and liabilities assumed. The fair value of identifiable intangible assets, goodwill and in-process research and development are based on an appraisal. The fair value of $1.4 million allocated to in-process research and development was expensed immediately during the three months ended June 30, 2003. Identifiable intangible assets of $7.9 million will be amortized over their respective estimated useful lives.

The purchase price and related expenses of $27.4 million were preliminarily allocated as follows:

PURCHASE PRICE ALLOCATION                                               AMOUNTS
-------------------------                                               -------
                                                                    (IN THOUSANDS)

Tangible assets                                                       $  8,160
Identifiable intangible assets                                           7,850
Goodwill                                                                18,144
                                                                      --------
  Total assets acquired                                                 34,154
Liabilities assumed                                                     (4,938)
Deferred tax liabilities                                                (3,219)
                                                                      --------
  Net assets acquired                                                   25,997
In process research and development                                      1,420
                                                                      --------
 Total consideration                                                  $ 27,417
                                                                      ========

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                  (CONTINUED)

The following table lists the components of $7.9 million identifiable intangible assets and their respective useful lives.

IDENTIFIABLE INTANGIBLE ASSETS         ESTIMATED FAIR VALUE      ESTIMATED LIFE
                                           (IN THOUSANDS)          (IN YEARS)
Existing technology                           $3,600                    3
Patents and core technology                    1,800                    3
Customer relationships                         1,080                    3
Distributor relationships                         90                    2
Foundry agreement                                930                    2
Order backlog                                    350                  0.5
                                              ------
  Total identifiable intangible assets        $7,850
                                              ======


The following table summarizes the annual amortization expenses for identifiable intangible assets through 2006.

AMORTIZATION EXPENSES FOR                                                AMOUNTS
-------------------------                                                -------
YEAR ENDING DECEMBER 31,                                              (IN THOUSANDS)
  2003                                                                   $1,841
  2004                                                                    2,670
  2005                                                                    2,385
  2006                                                                      954
------                                                                   ------
Total                                                                    $7,850
                                                                         ======

In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," goodwill will not be amortized and will be tested for impairment at least annually. The preliminary purchase price allocation for Pictos is subject to revision as more detailed analysis is completed and additional information on the fair values of Pictos' assets and liabilities become available. Any change in the fair value of the net assets of Pictos will change the amount of the purchase price allocable to goodwill. Final purchase accounting adjustments may therefore differ materially from the pro forma adjustments presented here.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                  (CONTINUED)

2.  PRO FORMA ADJUSTMENTS

Certain reclassifications have been made to conform Pictos' historical amounts to ESS' financial statement presentation.

The accompanying unaudited pro forma combined condensed statements of operations have been prepared as if the merger was completed as of January 1, 2002 and reflect the following pro forma adjustments:

 (1) To amortize intangible assets resulting from the Merger;

 (2) To eliminate amortization expense of Pictos' intangible assets resulting from Pictos' previous acquisition occurred during the year ended December 27, 2002;

 (3) To reflect elimination of the in-process research and development charge related to Pictos' previous acquisition occurred during the year ended December 27, 2002; and

 (4) To adjust the provision for taxes to reflect the impact of the pro forma adjustments.

The one-time charge to expense for the fair value of the in-process research and development acquired in the Merger has been excluded from the unaudited pro forma condensed combined statement of operations due to its non-recurring nature.